Exhibit 10

            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
            ---------------------------------------------------------


     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment") is executed as of the third day of June, 2005, by and among

     DILLARD'S, INC., a corporation organized under the laws of the State of Delaware having a place of business at 1600 Cantrell Road, Little
     Rock, Arkansas 77201, as Lead Borrower for the Borrowers, being said DILLARD'S, INC.,

     DILLARD TEXAS OPERATING LIMITED PARTNERSHIP, a limited partnership organized under the laws of the State of Texas having a place of business at 4501 North Beach Street, Fort Worth, Texas 76137;

     THE JOSLIN DRY GOODS COMPANY, a corporation organized under the laws of the State of Colorado having a place of business at Park Meadows
     Center, Littleton, Colorado 80124;

     DILLARD TENNESSEE OPERATING LIMITED PARTNERSHIP, a limited partnership organized under the laws of the State of Tennessee having a place of business at 7624 Highway 70 S., Nashville, Tennessee 37221;

     C.J. GAYFER & COMPANY, INCORPORATED, a corporation organized under the laws of the State of Delaware having a place of business at 1600 Cantrell
     Road, Little Rock, Arkansas 72201;

     J.B. IVEY & COMPANY, a corporation organized under the laws of the State of North Carolina having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

     THE CASTNER-KNOTT DRY GOODS, CO., a corporation organized under the laws of the State of Tennessee having a place of business at 1500 N.
     Jackson, Tullahoma, Tennessee 37388;

     DILLARD STORE SERVICES, INC., a corporation organized under the laws of the State of Arizona having a place of business at 2215 S. 48th Street, Suite E, Tempe, Arizona 85282;

     THE HIGBEE COMPANY, a corporation organized under the laws of the State of Delaware having a place of business at 100 Public Square, Cleveland, Ohio 44113;

     THE MCALPIN COMPANY, a corporation organized under the laws of the State of Kentucky having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;



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

     GAYFER'S MONTGOMERY FAIR CO., a corporation organized under the laws of the State of Delaware having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

     THE LION DRY GOODS COMPANY, a corporation organized under the laws of the State of Ohio having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

     J. BACON & SONS, a corporation organized under the laws of the State of Kentucky having a place of business at 1600 Cantrell Road, Little
     Rock, Arkansas 72201;

     MERCANTILE STORES COMPANY, INC., a corporation organized under the laws of the State of Delaware having a place of business at 1600 Cantrell
     Road, Little Rock, Arkansas 72201;

     DILLARD'S WYOMING, INC., a corporation organized under the laws of the State of Wyoming having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

     CONSTRUCTION DEVELOPERS, INCORPORATED, a corporation organized under the laws of the State of Arkansas having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

     DILLARD INTERNATIONAL, INC., a corporation organized under the laws of the State of Nevada having a place of business at 3200 Las Vegas Blvd. S., Las Vega, Nevada 89109;

     CONDEV NEVADA, INC., a corporation organized under the laws of the State of Nevada having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

     MERCANTILE KANSAS CITY, INC., a corporation organized under the laws of the State of Delaware having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

     HENNESSY COMPANY, a corporation organized under the laws of the State of Montana having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

     J.B. WHITE & COMPANY, a corporation organized under the laws of the State of South Carolina having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

     U.S. ALPHA, INC., a corporation organized under the laws of the State of Nevada having a place of business at 6191 S. State, Murray, Utah
     84107; and

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

     DILLARD'S DOLLARS, INC., a corporation organized under the laws of the State of Arkansas having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201; and

the financial institutions and other entities identified on the signature pages to this Second Amendment as a "Lender" (collectively, the "Lenders" and each individually, a "Lender"); and

     JPMORGAN CHASE BANK, N.A., as the Agent for the Lenders, a national banking association, formerly known as JPMorgan Chase Bank, having a place of business at 2200 Ross Avenue, 3rd Floor, Dallas, Texas 75201;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                                    RECITALS:
                                    ---------

     A. The Borrowers and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of December 12, 2003 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of May 10, 2004 by and among the Borrowers, the Lenders and the Agent and as further amended from time to time, the "Credit Agreement"; unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to this Second Amendment), pursuant to which the Lenders provide certain financing to the Borrowers in accordance with the terms and conditions set forth therein.

     B. The Borrowers have requested that the Lenders amend certain terms of the Credit Agreement.

     C. Subject to the terms and conditions set forth herein, the Lenders have agreed to the Borrowers' request.

                                   AGREEMENTS:
                                   -----------

     In consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

     SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, but subject to the satisfaction of each condition precedent contained in Section 2 hereof, the Credit Agreement shall be amended effective as of the date hereof in the manner provided in this Section 1.

     1.1 Amended Definitions. The definitions of "Applicable Margin", "Bank Products", "Co-Documentation Agents", "Collateral Agent", "Commitment", "Commitment Percentage", "Fee Letter", "Fixed Charges", "Inventory Advance Rate", "Issuing Bank", "JPMorgan", "Lenders", "Managing Agents", "Maturity Date", "Other Issuers", "Required Lenders", "Required Supermajority Lenders", "Total Commitment" and "Unused Commitment" contained in Section 1.01 of the Credit Agreement shall be amended and restated in their entirety to read in full as follows:

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

     "Applicable Margin" means, on any day with respect to Base Rate Loans, LIBOR Loans, Commercial Letters of Credit and the Commitment Fee, the applicable per annum percentage set forth at the appropriate intersection in the table shown below:

         ------------ ---------------------------- ------------ ------------ ------------------- -------------------
         Level        Performance Criteria         Base Rate    LIBOR Loans  Commercial          Commitment Fee
                                                   Loans                     Letters of Credit
         ------------ ---------------------------- ------------ ------------ ------------------- -------------------
         1            average Excess               0%           1.25%        .625%               .25%
                      Availability greater than
                      $600,000,000
         ------------ ---------------------------- ------------ ------------ ------------------- -------------------
         2            average Excess               0%           1.50%        .75%                .25%
                      Availability greater than
                      $400,000,000 but less than
                      or equal to $600,000,000
         ------------ ---------------------------- ------------ ------------ ------------------- -------------------
         3            average Excess               0%           1.75%        1.00%               .375%
                      Availability less than or
                      equal to $400,000,000
         ------------ ---------------------------- ------------ ------------ ------------------- -------------------


Commencing on June 3, 2005, the Applicable Margin shall be as set forth in Level 1. The Applicable Margin shall be adjusted quarterly as of the first day of each calendar quarter, commencing January 1, 2006, based upon the average Excess Availability for the immediately preceding calendar quarter. Upon the occurrence and during the continuance of an Event of Default, the Applicable Margin shall be immediately increased to the percentages set forth in Level 3 (even if the Excess Availability requirements for another Level have been met) and interest shall be determined in the manner set forth in Section 2.10. Prior to June 3, 2005, the Applicable Margin shall be calculated as provided in this Agreement prior to giving effect to the amendments to this Agreement contained in the Second Amendment.

     "Bank Products" shall mean any one or more of the following types of services or facilities extended to any Borrower by the Agent, any Lender, or any of their respective Affiliates: (a) credit cards, including the Borrowers' purchase cards, (b) Hedging Agreements, (c) any deposit, lock box or other cash management arrangement,(d) foreign exchange, or (e) any other product or service provided by any such Person; provided that for any of the foregoing to be included as "Bank Product" hereunder: (i) the applicable Lender (or its Affiliate) and the Lead Borrower must have provided the Agent written notice of:
(A) the existence of such Bank Product, (B) the Lender's (or its Affiliate's) and the Lead Borrower's agreement as to the maximum dollar amount of the applicable Borrower's obligations arising under such Bank Product that will be included in a reserve under the Borrowing Base (the "Bank Product Amount") and
(C) the methodology agreed upon by the applicable Lender (or its Affiliate) and the Lead Borrower to determine the Bank Product Amount and (ii) the applicable Borrower must otherwise be permitted to enter into such arrangement under this Agreement or must not be restricted from entering into such arrangement under this Agreement. The Agent shall provide the Lenders with notice of the establishment of each Bank Product. After any of the foregoing have been established as a Bank Product hereunder and as long as no Event of Default exists, the Bank Product Amount may thereafter be changed by written notice to the Agent pursuant to an agreement between the applicable Lender (or its Affiliate) and the Lead Borrower; provided that no change in a Bank Product Amount may cause Excess Availability to be less than zero. Notwithstanding anything to the contrary herein, the products and services provided by GE Capital Consumer Card Co. and its Affiliates related to the purchase, sale and servicing of the Lead Borrower's private label credit cards shall not constitute Bank Products.



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

     "Co-Documentation Agents" means General Electric Capital Corporation and The CIT Group/Business Credit, Inc.

     "Collateral Agent" means JPMorgan Chase Bank, N.A.

     "Commitment" shall mean, with respect to each Lender, the commitment of such Lender which is available to be borrowed in the amount set forth opposite its name as its Commitment on Schedule 1.1 or as may subsequently be set forth in the Register from time to time, as the same may be reduced from time to time pursuant to Section 2.15.

     "Commitment Percentage" shall mean, with respect to each Lender, at any time, except as otherwise provided herein, that percentage of the Commitments of all Lenders hereunder in the amount set forth opposite its name on Schedule 1.1 or as may subsequently be set forth in the Register from time to time, as the same may be reduced from time to time pursuant to Section 2.15.

     "Fee Letter" means, collectively, (a) the letter agreement entitled "Fee Letter" dated December 12, 2003, regarding fees, executed by the Agent and accepted and agreed to by the Borrowers, and (b) any other agreement now or at anytime hereafter entered into between one or more Borrower and Agent, JPMorgan and/or any of their Affiliates providing for the payment of fees to Agent, JPMorgan and/or any of their Affiliates in connection with this Agreement or any transactions contemplated hereby or related thereto, as such letter agreement and such other agreements may from time to time be amended.

     "Fixed Charges" means, with respect to any fiscal period of the Lead Borrower and its Subsidiaries on a consolidated basis, without duplication, the sum of (a) cash Interest Expense during such fiscal period, (b) rental and all other payments made by the Lead Borrower and its Subsidiaries in respect of or in connection with operating leases during such fiscal period, (c) Scheduled Payments during such fiscal period, and (d) Restricted Payments made in cash in respect of equity interests of the Lead Borrower during such fiscal period, but only to the extent such Restricted Payments are in excess of $30,000,000 during any twelve month period.

     "Inventory Advance Rate" means 85%.

     "Issuing Bank" means (a) JPMorgan, in its capacity as the issuer of Letters of Credit hereunder, and any successor to JPMorgan in such capacity and (b) any Other Issuers. Each Issuing Bank may, in its reasonable discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. Each Issuing Bank shall act commercially reasonably and otherwise in accordance with the standard of care set forth in Section 2.06(i).

     "JPMorgan" means JPMorgan Chase Bank, N.A., a national banking association formerly known as JPMorgan Chase Bank.

     "Lenders" shall mean the Persons identified on Schedule 1.1 and each assignee that becomes a party to this Agreement as set forth in Section 9.05(b).

     "Managing Agents" means National City Business Credit, Inc., GMAC Commercial Finance LLC, SunTrust Bank, UBS AG, Stamford Branch and Citicorp USA, Inc.

     "Maturity Date" means December 12, 2010.

     "Other Issuers" means each Lender, other than JPMorgan, up to a maximum of two Lenders (in addition to JPMorgan), designated by the Lead Borrower as an Issuing Bank through written notice to the Agent, including any replacement thereof with another Lender; provided that if the Lead Borrower appoints Lenders (other than JPMorgan) as Issuing Banks, the Lead Borrower shall furnish prompt written notice thereof to the Agent.

     "Required Lenders" shall mean, (a) Lenders having Commitments at least equal to 51% of the Total Commitments, or (b) if the Commitments have been terminated, Lenders whose percentage of the outstanding Credit Extensions (after settlement and repayment of all Swingline Loans by the Lenders) aggregate not less than 51% of all such Credit Extensions.

     "Required Supermajority Lenders" shall mean, (a) Lenders having Commitments outstanding representing at least 66 2/3% of the Total Commitments outstanding or (b) if the Commitments have been terminated, Lenders whose percentage of the outstanding Credit Extensions (after settlement and repayment of all Swingline Loans by the Lenders) aggregate not less than 66 2/3% of all such Credit Extensions.

     "Total Commitment" shall mean the sum of the Commitments of all the Lenders at such time.

     "Unused Commitment" shall mean, on any day, (a) the aggregate amount of the Commitments then in effect, minus (b) the sum of (i) the principal amount of Loans then outstanding and (ii) the then Letter of Credit Outstandings.

     1.2 Additional Definitions. Section 1.01 of the Credit Agreement shall be amended to add thereto in alphabetical order the following defined terms:

     "Co-Syndication Agents" means Wells Fargo Foothill, LLC and Wachovia Bank, National Association.

     "Lead Arranger" means J.P. Morgan Securities Inc.

     "Perishable Inventory" means Inventory that is subject to decay, spoilage, or destruction solely due to the passage of time.

     "Second Amendment" means that certain Second Amendment to Amended and Restated Credit Agreement dated as of June 3, 2005, among the Borrowers, the Agent and the Lenders.

     1.3 Deleted Definitions. The definitions of "Closing Commitment", "Fleet", "Incremental Commitment", "Joint Lead Arrangers", "Line Fee", "Pre-Repayment Commitment Percentage", "Refreshing Basket", "Repayment Event" and "Syndication Agent" contained in Section 1.01 of the Credit Agreement are hereby deleted.

     1.4 Amendment to Section 2.01. Clause (a)(i) of Section 2.01 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

     (i) The aggregate outstanding amount of the Credit Extensions shall not at any time exceed the lower of (A) $1,200,000,000, or, in each case, any lesser amount to which the Total Commitment has then been reduced by the Lead Borrower pursuant to Section 2.15, or (B) the then amount of the Borrowing Base.

     1.5 Amendment to Section 2.01. Clause (c) of Section 2.01 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

     (c) Notwithstanding anything to the contrary herein contained, Credit Extensions shall be made by the Lenders pro rata in accordance with their respective Commitment Percentages.

     1.6 Amendment to Section 2.03. Section 2.03 of the Credit Agreement shall be amended to delete the references to "395 North Service Rd., 3rd Floor, Melville, New York 11747" in clause (b) thereof and to replace such reference with "120 S. LaSalle St., Floor 8, Chicago, Illinois 60603-3403".

     1.7 Amendment to Section 2.05. The last sentence of clause (b) of Section
2.05 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

Notwithstanding the foregoing, no Swingline Loans shall be made pursuant to this subsection (b) if the aggregate outstanding amount of the Credit Extensions (other than, with respect to clause (ii) below, Permitted Overadvances) would exceed the lower of (i) $1,200,000,000, or, in each case, any lesser amount to which the Total Commitment has then been reduced by the Lead Borrower pursuant to Section 2.15, or (ii) the then amount of the Borrowing Base.

     1.8 Amendment to Section 2.06. Clauses (a) and (f) of Section 2.06 of the Credit Agreement shall be amended and restated in their entirety to read in full as follows:

     (a) Upon the terms and subject to the conditions herein set forth, the Lead Borrower may request the Issuing Banks, at any time and from time to time after the date hereof and prior to the Termination Date, to issue, and subject to the terms and conditions contained herein, an Issuing Bank shall issue, for the account of the relevant Borrower one or more Letters of Credit; provided that no Letter of Credit shall be issued if after giving effect to such issuance (i) the aggregate Letter of Credit Outstandings shall exceed $400,000,000, or (ii) the aggregate Credit Extensions would exceed the limitation set forth in Section 2.01(a)(i); and provided, further, that no Letter of Credit shall be issued if the applicable Issuing Bank shall have received notice from the Agent or the Required Lenders that the conditions to such issuance have not been met.

     (f) Immediately upon the issuance of any Letter of Credit by an Issuing Bank (or the amendment of a Letter of Credit increasing the amount thereof), and without any further action on the part of such Issuing Bank, such Issuing Bank shall be deemed to have sold to each Lender, and each such Lender shall be deemed unconditionally and irrevocably to have purchased from such Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such Lender's Commitment Percentage, in such Letter of Credit, each drawing thereunder and the obligations of the Borrowers under this Agreement and the other Loan Documents with respect thereto. Upon any change in the Commitments pursuant to Section 9.05, it is hereby agreed that with respect to all Letter of Credit Outstandings, there shall be an automatic adjustment to the participations hereby created to reflect the new Commitment Percentages of the assigning and assignee Lenders or the Commitment Percentages of the Lenders, as applicable. Any action taken or omitted by an Issuing Bank under or in connection with a Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for such Issuing Bank any resulting liability to any Lender.

     1.9 Amendment to Section 2.11. Section 2.11 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

SECTION 2.11 Certain Fees. The Borrowers shall pay to the Agent, JPMorgan and their Affiliates, as applicable, for their own accounts, the fees set forth in the Fee Letter as and when payment of such fees is due as therein set forth.

     1.10 Amendment to Section 2.12. Section 2.12 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

SECTION 2.12 Unused Commitment Fee. The Borrowers shall pay to the Agent for the account of the Lenders, a commitment fee (the "Commitment Fee") equal to the Applicable Margin per annum (on the basis of actual days elapsed in a year of 360 days) of the average daily balance of the Unused Commitment for each day commencing on and including the Effective Date and ending on but excluding the Termination Date. The Commitment Fee so accrued in any calendar quarter shall be payable on the first Business Day of the immediately succeeding calendar quarter, except that all Commitment Fees so accrued as of the Termination Date shall be payable on the Termination Date. The Agent shall pay the Commitment Fee to the Lenders based upon their pro rata share of the aggregate Commitment Fee due to all Lenders; provided that for purposes of calculating the pro rata share of any Person which is both the Swingline Lender and a Lender, such Person's share shall be equal to the difference between (i) such Person's Commitment, and
(ii) the sum of (A) such Person's Commitment Percentage of the principal amount of Revolving Loans then outstanding (including the principal amount of Swingline Loans then outstanding), and (B) such Person's Commitment Percentage of the then Letter of Credit Outstandings. Prior to June 3, 2005, the Commitment Fee shall accrue as specified in this Agreement prior to giving effect to the Second Amendment.

     1.11 Amendment to Section 2.13. Clause (a)(ii) of Section 2.13 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

     (ii) Commercial Letters of Credit: At the then Applicable Margin per annum.

     l.12 Amendment to Section 2.15. Section 2.15 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

     SECTION 2.15 Termination or Reduction of Commitments.

Upon at least two Business Days' prior written notice to the Agent, the Lead Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Commitments. Each such reduction shall be in the principal amount of $10,000,000 or any integral multiple thereof. Each such reduction or termination shall (i) be applied ratably to the Commitments of each Lender and (ii) be irrevocable when given. At the effective time of each such reduction or termination, the Borrowers shall pay to the Agent for application as provided herein (i) all Commitment Fees accrued on the amount of the Commitments so terminated or reduced through the date thereof, and (ii) any amount by which the Credit Extensions outstanding on such date exceed the amount to which the Commitments are to be reduced effective on such date, in each case pro rata based on the amount prepaid.

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

     1.13 Amendment to Section 2.22. Clause (a) of Section 2.22 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

     (a) Subject to the provisions of Section 2.21, prior to the occurrence of an Event of Default and acceleration of the Obligations, all amounts received in the JPMorgan Concentration Account from any source, including the Blocked Account Banks, shall be applied, on the day of receipt, in the following order: first, to pay interest due and payable on Credit Extensions and to pay fees and expense reimbursements and indemnification then due and payable to the Agent, J.P. Morgan Securities Inc., the Issuing Banks, and the Lenders; second to repay outstanding Swingline Loans; third, pro rata, to repay (x) other outstanding Loans, (y) all outstanding reimbursement obligations under Letters of Credit and
(z) outstanding obligations with respect to Bank Products in an amount not to exceed $25,000,000; provided that outstanding Base Rate Loans shall be repaid before outstanding LIBOR Loans are repaid; and further provided that payments to repay outstanding LIBOR Loans (i) shall be accompanied by the payment of all Breakage Costs due in respect of such repayment pursuant to Section 2.19(b) or,
(ii) at the Lead Borrower's option, shall rather fund a cash collateral deposit to the Cash Collateral Account sufficient to pay, and with direction to pay, all such outstanding LIBOR Loans on the last day of the then-pending Interest Period therefor; fourth, to pay all other Obligations (excluding outstanding obligations with respect to Bank Products that were not otherwise repaid under the "third" step set forth above) that are then outstanding and then due and payable (it being understood that undrawn Letters of Credit shall not be required to be cash collateralized if no Event of Default has occurred and is continuing); fifth, to pay outstanding obligations with respect to Bank Products that were not otherwise repaid under the "third" step set forth above. If all amounts set forth in clauses first through and including fifth above are paid, any excess amounts shall be deposited in a separate cash collateral account, and shall promptly be released to the Borrowers upon the request of the Lead Borrower. Any other amounts received by the Agent, the Issuing Bank, or any Lender as contemplated by Section 2.21 shall also be applied in the order set forth above in this Section 2.22.

     1.14 Amendment to Section 2.25. The third sentence of Section 2.25(a) of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

All such payments shall be made to the Agent at its offices at 120 S.
LaSalle St., Floor 8, Chicago, Illinois 60603-3403, except payments to be made directly to an Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.19(b), 2.23, 2.26 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein.

     1.15 Amendment to Section 3.16. Clause (b) of Section 3.16 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

     (b) No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to buy or carry Margin Stock in violation of, or in a manner that is inconsistent with, the provisions of applicable law and the regulations of the Board, including Regulation U or X, (ii) to extend credit to others for the purpose of buying or carrying Margin Stock or to refund indebtedness originally incurred for such purpose or (iii) for any purpose that entails a violation of, or that is inconsistent with, the provisions of the regulations of the Board, including Regulation U or X.

     1.16 Amendment to Section 6.01. Section 6.01 of the Credit Agreement shall be amended to (a) delete the references to "$50,000,000" in clauses (iv) and
(viii) thereof and to replace such references with "$100,000,000", (b) delete the period at the end of clause (viii) and replace it with "; and", (c) delete the references to "Borrower" in clauses (iv) and (v) thereof and replacing such references with "Subsidiary Borrower", and (d) to insert a new clause (ix) to read in full as follows:

     (ix) Indebtedness owing under or in connection with the Letters of Credit issued by Fleet National Bank and listed on Exhibit A to the Second Amendment, until each such Letter of Credit expires or is terminated.

     1.17 Amendment to Section 6.02. Section 6.02 of the Credit Agreement shall be amended (a) to delete the reference to "Borrowers" in clause (v) thereto and replace such reference with "Subsidiary Borrowers", (b) to delete the period at the end of clause (v) and replace such period with "; and", and (c) to insert a new clause (vi) to read in full as follows:

     (vi) Liens solely on cash and cash equivalent investments in favor of Fleet National Bank securing Indebtedness owing under or in connection with the Letters of Credit issued by Fleet National Bank and listed on Exhibit A to the Second Amendment, but only to the extent the amount of cash and cash equivalents is not in excess of the aggregate full face amount of each such Letter of Credit, until each such Letter of Credit expires or is terminated.

     1.18 Amendment to Section 6.04. Section 6.04 of the Credit Agreement shall be amended to delete the reference to "$25,000,000" in clause (g)(i) thereof and to replace such reference with "$50,000,000".

     1.19 Amendment to Section 6.06. Clause (a) of Section 6.06 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

     (a) The Borrowers will not declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except:

         (i) the Borrowers may declare and pay dividends with respect to their capital stock in cash or in additional shares of their common stock so long as no Specified Event of Default exists or would arise therefrom; and

         (ii) the Lead Borrower may repurchase equity interests in the Lead Borrower (a "Repurchase") as long as (A) no Default or Event of Default then exists or, after giving effect to such Repurchase, would arise; and (B) during the ninety (90) day period prior (on a pro forma basis) to the date of such Repurchase, and for the ninety (90) day period following (on a projected basis) the date of such Repurchase, there shall be average Excess Availability of at least $250,000,000.

     1.20 Amendment to Section 6.06. Clause (b)(iii) of Section 6.06 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

         (iii) optional prepayments, redemptions, retirements, acquisition, cancellation or termination of Indebtedness of any Subsidiary Borrower (collectively, a "Prepayment") as long as (A) no Default or Event of Default then exists or, after giving effect to such Prepayment, would arise; and (B) during the ninety (90) day period prior (on a pro forma basis) to the date of such Prepayment, and for the ninety (90) day period following (on a projected basis) the date of such Prepayment, there shall be average Excess Availability of at least $250,000,000.

     1.21 Amendment to Section 8.05. The last sentence of Section 8.05 of the Credit Agreement shall be deleted in its entirety.

     1.22 Amendment to Section 8.11. Section 8.11 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

     SECTION 8.11 Co-Syndication Agents, Collateral Agent, Co-Documentation Agents, Managing Agents, and Lead Arranger. Notwithstanding the provisions of this Agreement or any of the other Loan Documents, the Co-Syndication Agents, the Collateral Agent, the Co-Documentation Agents, the Managing Agents, and the Lead Arranger shall have no powers, rights, duties, responsibilities or liabilities with respect to this Agreement and the other Loan Documents.

     1.23 Amendment to Section 9.01. Clause (b) of Section 9.01 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

     (b) if to the Agent or the Swingline Lender to JPMorgan Chase Bank, N.A., 2200 Ross Avenue, 3rd Floor, Dallas, Texas 75201, Attention of Courtney Jeans (Telecopy No. (214) 965-4731), with a copy to Vinson & Elkins L.L.P., Trammell Crow Center, 2001 Ross Avenue, Suite 3700, Dallas, Texas 75201, Attention:
William D. Young (Telecopy No. (214) 999-7994);

     1.24 Amendment to Section 9.02. Clauses (b)(i) and (b)(xi) of Section 9.02 of the Credit Agreement shall be amended and restated in their entirety to read in full as follows:

(i) increase (A) the Commitment of any Lender without the written consent of such Lender or (B) the Total Commitments without the written consent of the Agent and the Required Lenders,

(xi) modify the provisions of Section 2.01 without the prior written consent of each Lender, and provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Agent or the Issuing Banks without the prior written consent of the Agent or the Issuing Banks, as the case may be.

     1.25 Amendment to Section 9.03. The last sentence of clause (c) of Section
9.03 of the Credit Agreement shall be deleted in its entirety.

     1.26 Amendment to Section 9.05. Clause (b)(iv) of Section 9.05 of the Credit Agreement shall be deleted and clause (b)(v) shall be renumbered as clause (iv).

     1.27 Amendment to Article IX. Section 9.17 is hereby added to Article IX of the Credit Agreement to read in full as follows:

     SECTION 9.17 USA Patriot Act. Each Lender that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act") hereby notifies the Borrowers that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of the Borrowers and other information that will allow such Lender to identify the Borrowers in accordance with the Act.

     1.28 Amendment of Schedule 1.1. Schedule 1.1 of the Credit Agreement shall be amended and restated in its entirety as set forth on Exhibit B hereto.

     1.29 Omnibus Amendments. Each and every reference to (a) "Joint Lead Arrangers" set forth in the Loan Documents shall be replaced with "Lead Arranger", and (b) "Syndication Agent" set forth in the Loan Documents shall be replaced with "Co-Syndication Agents".

     SECTION 2. Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof is subject to the satisfaction of each of the following conditions precedent:

     2.1 Amendment Fees and Expenses. The Lead Borrower and the other Borrowers shall have paid (a) all fees owed to the Agent, its Affiliates and any Lenders in connection with the execution of this Amendment, and (b) all fees and expenses of the Agent and its Affiliates in connection with the preparation, negotiation and execution of this Second Amendment, including, without limitation, the reasonable fees and expenses of Vinson & Elkins L.L.P., counsel to the Agent.

     2.2 Officers' Certificates, Opinions, etc. The Borrowers shall have delivered to the Agent (a) such certificates of authorized officers of the Borrowers, certificates of Governmental Authorities, resolutions of the boards of directors (or other appropriate bodies) of the Borrowers and such other documents, instruments and agreements as the Agent shall require to evidence the valid corporate existence and authority to conduct business of the Borrowers and the due authorization, execution and delivery of this Second Amendment, any documents related to this Second Amendment and any other legal matters relating to the Borrowers or the other Financing Documents entered into by the Borrowers, all in form and substance satisfactory to the Agent and its counsel, and (b) an opinion of Simpson Thacher & Bartlett LLP, legal counsel to the Borrowers, with respect to the due authorization, execution, delivery and enforceability of this Second Amendment and such other matters related thereto as the Agent shall reasonably require.

     2.3 Notes. The Borrowers have executed and delivered to the Agent, on behalf of each Lender whose Commitment will increase upon the effectiveness of the amendments contained in this Second Amendment, new Notes in the principal amount of the each such Lender's Commitment (after giving effect to the amendments contained in this Second Amendment).

     2.4 Documentation. The Agent shall have received such other documents and instruments as it or any Lender may reasonably request, all in form and substance reasonably satisfactory to the Agent and its counsel.

     2.5 No Defaults. No Default or Event of Default shall exist.

     SECTION 3. Representations and Warranties. In order to induce the Agent and each Lender to enter into this Second Amendment, the Borrowers hereby jointly and severally represent and warrant to the Agent and each Lender that:

     3.1 Accuracy of Representations and Warranties. Each of the representations and warranties of each Borrower contained in the Loan Documents is true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

     3.2 Due Authorization, No Conflicts. The execution, delivery and performance by the Borrowers of this Second Amendment, and all other documents, instruments or agreements executed by any of the Borrowers in connection with this Second Amendment, are within the Borrowers' corporate or limited partnership powers, as applicable, have been duly authorized by all necessary corporate or limited partnership action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrowers or their Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrowers or their Subsidiaries.

     3.3 Validity and Binding Effect. This Second Amendment and all other documents, instruments or agreements executed by any of the Borrowers in connection with this Second Amendment constitute the valid and binding obligations of the applicable Borrowers enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, and the availability of equitable remedies may be limited by equitable principles of general application.

     3.4 Absence of Defaults. Neither a Default nor an Event of Default has occurred which is continuing.

     SECTION 4. Miscellaneous.

     4.1 Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Each Borrower hereby extends each Lien granted by such Borrower to secure the Obligations until the Obligations have been paid in full, and agree that the amendments herein contained shall in no manner affect or impair the Obligations or the Liens securing payment and performance thereof, all of which are ratified and confirmed.

     4.2 Parties in Interest. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     4.3 Loan Document. This Second Amendment is a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

     4.4 Counterparts, Effectiveness of Second Amendment. This Second Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Second Amendment until this Second Amendment has been executed by the Agent, each Borrower and all Lenders, at which time this Second Amendment shall be binding on, enforceable against and inure to the benefit of the Borrowers, the Agent and all Lenders. Facsimiles shall be effective as originals.

     4.5 COMPLETE AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     4.6 Headings. The headings, captions and arrangements used in this Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.

     4.7 No Implied Waivers. No failure or delay on the part of the Lenders or the Agent in exercising, and no course of dealing with respect to, any right, power or privilege under this Second Amendment, the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Second Amendment, the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     4.8 Review and Construction of Documents. The Borrowers hereby acknowledge, and represent and warrant to the Lenders that (a) the Borrowers have had the opportunity to consult with legal counsel of their own choice and have been afforded an opportunity to review this Second Amendment with their legal counsel, (b) the Borrowers have reviewed this Second Amendment and fully understand the effects thereof and all terms and provisions contained herein,
(c) the Borrowers have executed this Second Amendment of their own free will and volition, and (d) this Second Amendment shall be construed as if jointly drafted by the Borrowers and the Lenders. The recitals contained in this Second Amendment shall be construed to be part of the operative terms and provisions of this Second Amendment.

     4.9 Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa.

     4.10 Severability. In case any one or more of the provisions contained in this Second Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Second Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     4.11 Further Assurances. The Borrowers agree to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be requested by the Lenders or the Agent as necessary or advisable to carry out the intents and purposes of this Second Amendment.

     4.12 Governing Law. This Second Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York and, and to the extent controlling, laws of the United States of America.

                            [Signature Page Follows]

                                 Signature Page

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

                           DILLARD'S, INC.,
                           as the Lead Borrower and a Borrower

                           DILLARD TEXAS OPERATING LIMITED PARTNERSHIP,
                           By its General Partner, Dillard's, Inc., as Borrower

                           THE JOSLIN DRY GOODS COMPANY,
                           as a Borrower

                           DILLARD TENNESSEE OPERATING LIMITED PARTNERSHIP, as a
                              Borrower
                           By its General Partner, Dillard's, Inc.

                           C.J. GAYFER & COMPANY, INCORPORATED,
                           as a Borrower

                           J.B. IVEY & COMPANY,
                           as a Borrower

                           THE CASTNER-KNOTT DRY GOODS CO.,
                           as a Borrower

                           DILLARD STORES SERVICES, INC., as a Borrower

                           THE HIGBEE COMPANY,
                           as a Borrower

                           THE MCALPIN COMPANY,
                           as a Borrower

                           GAYFER'S MONTGOMERY FAIR CO., as a Borrower

                           THE LION DRY GOODS COMPANY,
                           as a Borrower

                           J. BACON & SONS,
                           as a Borrower

                           MERCANTILE STORES COMPANY, INC.,
                           as a Borrower

                           DILLARD'S WYOMING, INC.,
                           as a Borrower

                           CONSTRUCTION DEVELOPERS, INCORPORATED,
                           as a Borrower

                           CONDEV NEVADA, INC.,
                           as a Borrower

                           MERCANTILE KANSAS CITY, INC., as a Borrower

                           HENNESSY COMPANY,
                           as a Borrower

                           J.B. WHITE & COMPANY,
                           as a Borrower

                           DILLARD'S DOLLARS, INC.,
                           as a Borrower


                           By: __________________________
                           Name:_________________________
                                  Sherrill E. Wise
                           Title: Vice President to each Borrower listed above

                           U.S. ALPHA, INC.,
                           as a Borrower


                           By_________________________
                           Name:  James I. Freeman
                           Title: Vice President

                           DILLARD INTERNATIONAL, INC.,
                           as a Borrower


                           By_________________________
                           Name:  James I. Freeman
                           Title: Chief Executive Officer

                           JPMORGAN CHASE BANK, N.A.
                           as the Agent, as Swingline Lender, as Issuing Bank,
                            and as a Lender


                           By_________________________
                           Name:______________________
                                 Courtney Jeans
                           Title:Vice President


                           THE CIT GROUP/BUSINESS CREDIT, INC.,
                           as a Lender


                           By:________________________
                           Name:______________________
                           Title:_______________________


                           WELLS FARGO FOOTHILL, LLC,
                           as a Lender



                           By:________________________
                           Name:______________________
                           Title:_______________________


                           GENERAL ELECTRIC CAPITAL CORPORATION,
                           as a Lender



                           By:________________________
                           Name:______________________
                           Title:_______________________

                           WACHOVIA BANK, NATIONAL ASSOCIATION,
                           as a Lender
                           (formerly known as Congress Financial Corporation)



                           By:________________________
                           Name:______________________
                           Title:_______________________


                           NATIONAL CITY BUSINESS CREDIT, INC.,
                           as a Lender
                           (formerly known as National City Commercial Finance,
                              Inc.)


                           By:________________________
                           Name:______________________
                           Title:_______________________


                           GMAC COMMERCIAL FINANCE LLC,
                           as a Lender



                           By:________________________
                           Name:______________________
                           Title:_______________________


                           PNC BANK, NATIONAL ASSOCIATION,
                           as a Lender



                           By:________________________
                           Name:______________________
                           Title:_______________________

                           UBS AG, STAMFORD BRANCH
                           as a Lender



                           By:________________________
                           Name:______________________
                           Title:_______________________

                           AMSOUTH BANK,
                           as a Lender



                           By:________________________
                           Name:______________________
                           Title:_______________________


                           REGIONS BANK,
                           as a Lender



                           By:________________________
                           Name:______________________
                           Title:_______________________

                           HSBC BUSINESS CREDIT (USA) INC.,
                           as a Lender



                           By:________________________
                           Name:______________________
                           Title:_______________________

                           SIEMENS FINANCIAL SERVICES, INC.,
                           as a Lender



                           By:________________________
                           Name:______________________
                           Title:_______________________


                           UPS CAPITAL CORPORATION
                           as a Lender



                           By:________________________
                           Name:______________________
                           Title:_______________________

                           ALLIED IRISH BANK,
                           as a Lender



                           By:________________________
                           Name:______________________
                           Title:_______________________

                           ISRAEL DISCOUNT BANK OF NEW YORK,
                           as a Lender



                           By:________________________
                           Name:______________________
                           Title:_______________________


                           By:________________________
                           Name:______________________
                           Title:_______________________

                           SUNTRUST BANK,
                           as a Lender



                           By:________________________
                           Name:______________________
                           Title:_______________________


                           CITICORP USA, INC.,
                           as a Lender



                           By:________________________
                           Name:______________________
                           Title:_______________________



                           NORTH FORK BUSINESS CAPITAL CORP.,
                           as a Lender



                           By:________________________
                           Name:______________________
                           Title:_______________________

                                    Exhibit A
                                    ---------


             Outstanding Letters of Credit with Fleet National Bank

Customer Ref      L/C Number  Beneficiary Name                             Issue Date       Expiry Date     Outstanding Amount in
                                                                                                                            USD
-----------------------------------------------------------------------------------------------------------------------------------

0000064055051      64055051   TEXTIL SAN CRISTOBAL                        18 Feb 2005       21 May 2005                   6,566.40
0000064055061      64055061   AB SOBERANO INTERNATIONAL CORP.             01 Apr 2005       22 May 2005                      90.00
0000064054801      64054801   SONAL GARMENTS                              14 Mar 2005       04 Jun 2005                 199,594.13
0000064055046      64055046   APOGEE FINE CREATIONS, INC                  08 Feb 2005       13 Jun 2005                 339,324.95
0000064055058      64055058   NINGBO YOUNGOR IMP AND EXP.                 29 Mar 2005       15 Jun 2005                   6,549.12
0000064055053      64055053   TEXTIL SAN CRISTOBAL                        18 Mar 2005       18 Jun 2005                   7,354.80
0000064055059      64055059   AB SOBERANO INTERNATIONAL CORP.             29 Mar 2005       21 Jun 2005                  11,130.00
0000064055063      64055063   SONAL GARMENTS                              04 Apr 2005       06 Jul 2005                 729,002.42
0000064055045      64055045   EPOCH GARMENTS                              14 Feb 2005       08 Jul 2005                 636,272.14
0000064055069      64055069   EPOCH GARMENTS                              25 Apr 2005       08 Jul 2005                 308,514.83
0000064055065      64055065   TEX-STYLES INTERNATIONAL                    11 Apr 2005       27 Jul 2005                  66,837.54
0000064055066      64055066   TEX-STYLES INTERNATIONAL                    14 Apr 2005       27 Jul 2005                     233.10
0000064055067      64055067   TEX-STYLES INTERNATIONAL                    15 Apr 2005       27 Jul 2005                   1,254.86
0000064055049      64055049   APOGEE FINE CREATIONS, INC                  16 Feb 2005       30 Jul 2005                 307,342.72
0000064055072      64055072   SONAL GARMENTS                              03 May 2005       03 Aug 2005                 440,357.19
0000001319812      01319812   AIRLINE REPORTING CORPORATION    STANDBY    09 Aug 2002       03 Aug 2005                  70,000.00
0000064054807      64054807   GLORY INDUSTRIES LTD                        16 Mar 2005       05 Aug 2005                  78,825.60
0000064055052      64055052   EPOCH GARMENTS                              28 Feb 2005       05 Aug 2005                 153,065.05
0000064055055      64055055   EPOCH GARMENTS                              11 Mar 2005       05 Aug 2005                 144,273.65
0000064055075      64055075   TAKSON GARMENT MFG CO.                      10 May 2005       09 Aug 2005                 340,240.64
0000064055076      64055076   TEXTIL SAN CRISTOBAL                        10 May 2005       10 Aug 2005                 258,095.88
0000064055071      64055071   TEX-STYLES INTERNATIONAL                    04 May 2005       14 Aug 2005                  93,613.38
0000064055057      64055057   GLORY INDUSTRIES LTD                        30 Mar 2005       30 Aug 2005                  21,829.50
0000064055060      64055060   GLORY INDUSTRIES LTD                        04 Apr 2005       30 Aug 2005                 280,337.40
0000064055068      64055068   GLORY INDUSTRIES LTD                        25 Apr 2005       30 Aug 2005                 474,147.73
0000064055064      64055064   GLORY INDUSTRIES LTD                        07 Apr 2005       07 Sep 2005                 199,760.93
0000064055070      64055070   GLORY INDUSTRIES LTD                        28 Apr 2005       07 Sep 2005                 185,874.72
0000064055062      64055062   CAMBRIDGE MEMBERS CO., LTD                  06 Apr 2005       11 Sep 2005               1,061,865.04
0000064055074      64055074   GLORY INDUSTRIES LTD                        04 May 2005       30 Sep 2005                 227,315.09
0000064055073      64055073   GLORY INDUSTRIES LTD                        06 May 2005       01 Oct 2005                 517,831.46
0000001319804      01319804   TOWN OF COLLIERVILLE             STANDBY    06 Oct 2004       05 Oct 2005                 100,000.00
0000001319814      01319814   OHIO BUREAU OF WORKERS COMP      STANDBY    31 Oct 2003       31 Oct 2005                 705,000.00
                                                                                                            -----------------------

                                                                                  Grand Total:                        7,972,500.27
                                                                                                            =======================

                                    Exhibit B
                                    ---------


                           Schedule 1.1 - Commitments

                       Lender                              Commitment         Commitment Percentage
----------------------------------------------------- ----------------------- ---------------------
JP Morgan Chase Bank, N.A.                                      $200,000,000          16.6666667%
----------------------------------------------------- ----------------------- --------------------
General Electric Capital Corporation                            $150,000,000               12.50%
----------------------------------------------------- ----------------------- --------------------
The CIT Group/Business Credit, Inc                              $130,000,000          10.8333333%
----------------------------------------------------- ----------------------- --------------------
Wachovia Bank, National Association                             $125,000,000          10.4166667%
----------------------------------------------------- ----------------------- --------------------
Wells Fargo Foothill, LLC                                       $100,000,000           8.3333333%
----------------------------------------------------- ----------------------- --------------------
National City Business Credit, Inc.                              $50,000,000           4.1666667%
----------------------------------------------------- ----------------------- --------------------
GMAC Commercial Finance LLC                                      $50,000,000           4.1666667%
----------------------------------------------------- ----------------------- --------------------
SunTrust Bank                                                    $50,000,000           4.1666667%
----------------------------------------------------- ----------------------- --------------------
UBS AG, Stamford Branch                                          $50,000,000           4.1666667%
----------------------------------------------------- ----------------------- --------------------
Citicorp USA, Inc.                                               $50,000,000           4.1666667%
----------------------------------------------------- ----------------------- --------------------
North Fork Business Capital Corp.                                $40,000,000           3.3333333%
----------------------------------------------------- ----------------------- --------------------
PNC Bank, National Association                                   $35,000,000           2.9166667%
----------------------------------------------------- ----------------------- --------------------
AmSouth Bank                                                     $35,000,000           2.9166667%
----------------------------------------------------- ----------------------- --------------------
HSBC Business Credit (USA) Inc.                                  $35,000,000           2.9166667%
----------------------------------------------------- ----------------------- --------------------
Regions Bank                                                     $25,000,000           2.0833333%
----------------------------------------------------- ----------------------- --------------------
Siemens Financial Services, Inc.                                 $20,000,000           1.6666666%
----------------------------------------------------- ----------------------- --------------------
UPS Capital Corporation                                          $20,000,000           1.6666666%
----------------------------------------------------- ----------------------- --------------------
Israel Discount Bank Of New York                                 $20,000,000           1.6666666%
----------------------------------------------------- ----------------------- --------------------
Allied Irish Bank                                                $15,000,000                1.25%
----------------------------------------------------- ----------------------- --------------------
                   Total                                      $1,200,000,000.00      100.0000000%
----------------------------------------------------- ----------------------- --------------------


                                      B-1